UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024

Verrica Pharmaceuticals Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38529	46-3137900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 West Gay Street, Suite 400
West Chester, PA	19380
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 453-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	VRCA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2024, Verrica Pharmaceuticals Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). The stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 19, 2024 (the “Proxy Statement”). Of the 42,420,053 shares outstanding as of the record date, 37,839,833 shares, or 89.2%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal No. 1: Election of two nominees to serve as directors until the 2027 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Votes Withheld
Ted White	13,091,028	1,882,703

Mark Prygocki	12,503,147	2,470,584

Broker Non-Votes: 22,866,102.

All nominees were elected.

Proposal No. 2: Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Advisory approval of named executive officer compensation	12,760,245	1,932,076	281,410

Broker Non-Votes: 22,866,102.

Proposal No. 3: Indication, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers. The votes were cast as follows:

	One Year	Two Years	Three Years	Abstained
Advisory indication of preferred frequency of future shareholder advisory votes on named executive officer compensation	14,797,140	40,705	119,618	16,268

Broker Non-Votes: 22,866,102.

Consistent with the stockholder voting results above and the recommendation of the Board of Directors of the Company as disclosed in the Proxy Statement, the Company has determined to solicit a non-binding advisory vote on the compensation of the Company’s named executive officers every year until the next required stockholder vote on the frequency of such non-binding advisory vote or until the Board of Directors of the Company determines that a different frequency of such non-binding advisory vote is in the best interest of the Company’s stockholders.

Proposal No. 4: Ratification of the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2024. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of appointment of KPMG LLP	37,151,871	678,830	9,132

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verrica Pharmaceuticals Inc.

Date: June 10, 2024	/s/ P. Terence Kohler, Jr.
P. Terence Kohler, Jr.
Chief Financial Officer